                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 22, 2006

                        --------------------------------

                          QUANTA CAPITAL HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)

                        --------------------------------

                        Commission File Number: 000-50885

                 BERMUDA                                      N/A
     (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                   Identification No.)

                         1 Victoria Street, Fourth Floor
                                  Hamilton HM11
                                     Bermuda
              (Address of principal executive offices and zip code)

                                  441-294-6350
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 23, 2006, the Board of Directors (the "Board") of Quanta Capital
Holdings Ltd. (the "Registrant") adopted the following compensation arrangement for the directors of the Registrant effective after February 23, 2006:

     Annual fee:                                                     $30,000(1)
     Meeting fees for the Board and its committees:                  $2,000 per meeting(2)
     Fee for Chairman of Audit Committee:                            $15,000 per year(1)
     Fee for Chairman of all other committees:                       $10,000 per year(1)
     Shares subject to one time option grant upon joining Board:     25,000 shares(1)
     Annual option grant:                                            A number of shares equal to
                                                                     $20,000 divided by the
                                                                     closing price of the common
                                                                     shares on the day of grant(3)

     (1) No change from 2005.
     (2) Reflects an increase from 2005 meeting fees, which were $1,500 per meeting.
     (3) Newly adopted compensation not previously awarded.

In connection with the appointment of Roland Baker and Robert Shapiro as directors of the Registrant (as more fully described under Item 5.02(d) below), the Compensation Committee of the Registrant granted each of Mr. Baker and Mr.
Shapiro options to purchase 25,000 common shares at an exercise price of $4.69 per share. These options vest in equal installments over four years and have a
10 year term.

On February 22, 2006, the Compensation Committee awarded Jonathan J.R. Dodd,
Chief Financial Officer, a $250,000 bonus for 2005. Twenty-five percent of Mr.
Dodd's bonus is payable in the first quarter of 2006 with the remaining 75%
payable in the first quarter of 2007. In addition, the Compensation Committee amended the compensation arrangements for Robert Lippincott III, Interim Chief
Executive Officer, to provide that the Registrant reimburse his commuting expenses from his home in Florida to the Registrant's offices. The Compensation
Committee determined that no executive officers would receive a salary increase for 2006.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On February 23, 2006, the Board appointed Roland Baker and Robert Shapiro as directors of the Registrant. Their appointments fill vacancies on the Board created by the resignation of Tobey J. Russ and Wallace L. Timmeny. The Board
has determined that Mr. Baker and Mr. Shapiro are independent directors as such term has been defined in the listing rules of the Nasdaq National Market, Inc.
("Nasdaq"). In addition, Mr. Baker has been appointed as a member of the
Compensation Committee and Audit Committee. At this time, Mr. Shapiro has been appointed as a member of the Audit Committee and the Governance and Nominating
Committee.

ITEM 8.01  OTHER EVENTS.

On February 27, 2006, the Registrant issued a press release announcing the appointment of Roland Baker and Robert Shapiro to the Board and the Registrant's
restored compliance with Nasdaq's Board-independence and Audit Committee requirements. A copy of the press release is included as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

Exhibit
Number                 Description
--------------------   ---------------------------------------------------------
99.1                   Press Release dated February 27, 2006.
--------------------   ---------------------------------------------------------

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              QUANTA CAPITAL HOLDINGS LTD.

         Date:    February 28, 2006           /s/ Robert Lippincott III
                                              ----------------------------------
                                              Robert Lippincott III
                                              Interim Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number                 Description
--------------------   ---------------------------------------------------------
99.1                   Press Release dated February 27, 2006.
--------------------   ---------------------------------------------------------